EXHIBIT 99.2

Investor Presentation dated October 20, 2011

3rd Quarter 2011 Earnings Conference Call October 20, 2011

Forward Looking Statement

Certain statements contained in this release are forward-looking in nature. These include all statements about People’s United Financial’s plans, objectives, expectations and other statements that are not historical facts, and usually use words such as “expect,” “anticipate,” “believe” and similar expressions. Such statements represent management’s current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People’s United Financial’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) the successful integration of acquired companies; and (11) changes in regulation resulting from or relating to financial reform legislation. People’s United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Quarter 2011 Results

Overview / 3Q 2011 vs. 2Q 2011 Operating earnings of $67.3 million or $0.19 per share

Net interest margin of 4.11%; down 2 bps Total loan growth of $655MM1, 15% annualized growth rate

Total deposit growth of $269MM1, 6% annualized growth rate

Strategic securities sale of $507 million of MBS to reduce premium at risk

? Prepaid $284MM of high-rate, callable FHLB advances assumed via RiverBank and Danvers acquisitions

Efficiency ratio improved to 63.1% from 65.7%

NPAs as a percentage of originated loans, REO and repossessed assets decreased to 1.88% from 2.05%

Operating dividend payout ratio declined to 85% from 95%

Repurchased 15.8 million shares of common stock at a weighted average price of $11.81

1	Excludes the impact of the Danvers acquisition which closed July 1, 2011

Recent Initiatives

Completed the system conversion of Danvers without issue

Filed application for national bank charter better reflecting the commercial nature of our enterprise

Moving deposit rates lower across all deposit products

Received Board authorization for additional 5% share repurchase program

Signed a lease for our first de novo branch in Manhattan at 250 Park Ave. (Park/47th St.)

Changed peer group to include more commercially oriented banks, exclude traditional thrift business models (see Appendix)

Net Interest Margin

(0.04%)

(0.04%)

0.03%

0.03%

4.13%

4.11%

4

2Q 2011 Margin Accretable Yield Earning Asset Deposit Rates Danvers 3Q 2011 Margin

Reassessments Yield & Mix (ex Danvers)

(ex Danvers)

Net Interest Margin* (%)

Last Five Quarters

4.16

4.13

4.11

3.74

3.87

5

3Q2010 4Q2010 1Q2011 2Q2011 3Q2011

Operating Margin * —Reported Margin

*	Excludes the impact of accretable yield reassessments

Acquired Loan Portfolio

Actual Credit Experience vs. Expectations

- **Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL**
- **Accounting model is cash-flow based:**
  - **_Contractual_ cash flows (principal & interest) less _Expected_ cash flows (principal & interest) = non-accretable difference (utilized to absorb actual portfolio losses)**
  - **_Expected_ cash flows (principal & interest) less fair value = accretable yield**
  - **Cash flows are both acquisition and pool specific**
  - **Expected cash flows are regularly reassessed and compared to actual cash collections**
  - **Better than expected credit experience results in reclass of non-accretable difference to accretable yield (prospective yield adjustment over the life of the loans)**

As of 9/30/2011 (in $ millions)	Carrying Amount	Remaining Accretable Yield	Remaining Non-Accretable Difference	NPLs [a]	Remaining Non-Accretable Difference/NPLs	Charge-offs Incurred Since Acquisition
FinFed (2/18/10)	$390.3	$37.1	$19.5	$54.5	35.8%	$11.4
Butler (4/16/10)	79.2	26.2	30.3	15.5	195.5%	3.6
RiverBank (11/30/10)	427.8	110.8	14.2	10.5	135.2%	2.6
Smithtown (11/30/10) [b]	1,266.8	678.7	273.6	146.5	186.8%	104.1
Danvers (7/1/11)	1,805.6	606.0	35.9	14.6	245.9%	0.2
Total	**$3,969.7**	**$1,458.8**	**$373.5**	**$241.6**		

(a) Represent contractual amounts; loans meet People's United Financial's definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.

(b) Smithtown charge-offs include $14.5MM, $8.2M and $17.7M incurred upon sale of acquired loans in 3Q11, 2Q11, and 1Q11, respectively.

6

People's United Financial, Inc.

Loans

Linked Quarter Change (in $ millions)

333 1,806

545

(223)

20,148

7

17,687

Jun 30, 2011 Commercial Retail Acquired ex Acquired- Sep 30, 2011

Banking Danvers Danvers

Annualized Linked 20.7% 28.0% (37.4%)

Quarter Change:

Originated Annualized

Linked Quarter Change: 23.0%

Total annualized excluding Acquired-Danvers: 14.8%

Deposits

Linked Quarter Change (in $ millions)

1,940 (24)

20,487

18,278

Jun 30, 2011 Legacy De Novo1 Acquired ex Acquired- Sep30,2011

Danvers Danvers

Annualized Linked 5.7% 56.7% (4.0%)

Quarter Change:

8

Total annualized excluding Acquired-Danvers 5.9% 1 Represents emerging markets: Westchester County and Boston MSA

Growing Future Earnings Per Share

Loans and Deposits per Share

Loans

Deposits

$60.0

$58.77

$21.0

$20.0 -$19.0 -$18.0 -$17.0 -$16.0 -$15.0—| $14.0 -|J

$20.0 -$19.0 -$18.0 -$17.0 -$16.0 -$15.0 -$14.0 —

$55.0

$50.0

- $45.0— $40.0

2009Q3 2010Q1 2010Q3** 2011Q1*** 2011Q3

$Bn

0$60.0 $21.0

$55.0

$50.0

- $45.0— $40.0

$57.80

Q.

(1)

Share

Q

2009Q3 2010Q1 2010Q3** 2011Q1*** 2011Q3

Share

W

per.

(/) O Q. (1)

Q

Gross Loans ($Bn) Loans per share

Deposits ($Bn) Deposits per share

Pro forma for FIF acquisition

*Pro forma for SMTB & LSBX acquisitions ** *Pro forma for DNBK acquisition

Non-Interest Income

(in $ millions)

2	4 1.3

4.7

8.6

(12.0)

2Q2011 Acquired Security Loan Danvers Insurance Bank 3Q2011

Loan Sales Gains Prepayment Service

Fees Charges

Non-Interest Expense

(in $ millions)

Total operating ex Danvers up $0.2MM

Non-operating increase from 2Q

Non-Operating Operating

12.4 1.6 231.9

(0.2) (1.2)

9.3 3.0 21.5

207.0

210.4

197.8

2Q2011 FHLB Other Merger/ Danvers Occupancy & Comp & Other 3Q2011

Prepayment non-operating Operating Equipment Benefits

Penalties

Efficiency Ratio

Last Five Quarters

71.2% 71.1%

66.2% 65.7%

63.1%

3Q2010 4Q2010 1Q2011 2Q2011 3Q2011

Asset Quality

NPAs / Loans & REO* (%)

4.00 3.00 2.00 1.00

Last Five Quarters

3.26

2.75

1.88

3Q2010 4Q2010 1Q2011 2Q2011 3Q2011

PBCT Peer Group Median Top 50 Banks by Assets

Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of our estimate of acquisition-date fair value and/or the existence of an FDIC loss sharing agreement

Source: SNL Financial and Company filings 13

Asset Quality

Net Charge-Offs / Avg. Loans (%)

2.00 1.50 1.00 0.50 0.00

Last Five Quarters

1.09 0.92

0.27

3Q2010 4Q2010 1Q2011 2Q2011 3Q2011

PBCT —— Peer Group Median Top 50 Banks

Source: SNL Financial and Company filings 14

1.58%

0.26%

NPLs:Loans ALLL:Loans

Retail ALLL-$13.0 million 16% of Retail NPLs

Total

Allowance for Loan Losses

Originated Portfolio Coverage Detail (in $ millions)

2.00% 1.50% 1.00% 0.50% 0.00%

2.00% 1.50% 1.00% 0.50% 0.00%

1.6% 1.48%

? Commercial Banking

NPLs:Loans ALLL:Loans

2.00%

1.50%

1.00%

0.50%

0.00%

Commercial ALLL—$164.0 million 92% of Commercial NPLs

1.60%

1.09%

NPLs:Loans ALLL:Loans

Retail Banking

Total ALLL-$177.0 million 69% of Total NPLs

Operating ROAA Progress

Last Five Quarters

0.87%

0.92%

0.98%

0.64%

0.50%

3Q2010 4Q2010 1Q2011 2Q2011 3Q2011

Operating ROATE Progress

Last Five Quarters

8.0%

6.7%

7.1%

4.2%

3.1%

3Q2010 4Q2010 1Q2011 2Q2011 3Q2011

Operating Dividend Payout Ratio

Last Five Quarters

200.4%

150.4%

1

100.7%

95.1%

85.3%

3Q2010 4Q2010 1Q2011 2Q2011 3Q2011

Capital Ratios

3Q2010

4Q2010

13Q2011

3Q2011

3Q2011

People’s United Financial

Tang. Com. Equity/Tang. Assets 17.8% 14.1% 13.9% 13.9% 12.5%

Leverage Ratio1,5 18.0% 14.5% 14.6% 14.3% 12.7%

Tier1 Common2 22.3% 17.0% 17.2% 17.0% 15.0%

Tier 1 Risk-Based Capital 3,5 22.7% 17.5% 17.7% 17.6% 15.2%

Total Risk-Based Capital4,5 23.6% 19.3% 19.4% 19.1% 16.6%

Leverage Ratio 15 13.0% 11.4% 11.5% 11.6% 11.8%

Tier1 Risk-Based Capital3,5 15.4% 13.6% 13.9% 14.2% 14.1%

Total Risk-Based Capital4,5 16.4% 14.5% 14.8% 15.0% 14.9%

Notes:

1. Leverage (core) Capital represents Tier 1 Capital (total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)

2. Tier 1 Common represents total stockholder’s equity, excluding goodwill and other acquisition-related intangibles, divided by Total Risk-Weighted Assets

3. Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets

4. Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets

5. Well capitalized limits for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk Based Capital, 10%.

Summary

> Premium brand built over 169 years

> High quality Northeast footprint characterized by wealth, density and commercial activity

Strengthened leadership team

Low cost of deposits

Strong net interest margin

Superior asset quality

Focus on relationship-based banking

> Growing loans and deposits within footprint—in two of the largest MSAs in the country (New York City, #1 and Boston, #10)

Moving to a 55% efficiency ratio

Returning capital to shareholders

Tangible Common Equity ratio of 12.5%, Tier 1 Common of 15.0%

Appendix

Current Asset Sensitivity

- We do not expect short-term interest rates to rise any time soon
- Given short-term interest rates are very low and are expected to remain low for the near term, we continue to hold securities
- For 2Q 2011 we were 2.8x – 3.5x as asset sensitive as the estimated median of our new peer group, depending on the scenario
- For an immediate parallel increase of 100bps, our net interest income is projected to increase by ~$50MM on an annualized basis
- Yield curve twist scenarios confirm that we are reasonably well protected from bull flattener (short rates are unchanged, long rates fall) and benefit considerably from bear flattener environments (short rates rise, long rates are unchanged)

Net Interest Income at Risk [1]

Analysis involves PBCT estimates, see notes below

	Change in Net Interest Income			
Scenario	Lowest Amongst Peers	Highest Amongst Peers	Peer Median	PBCT Multiple to Peer Median
Shock Up 100bps [2]	-5.1%	5.8%	1.7%	2.8x
Shock Up 200bps [3]	-9.0%	13.0%	3.1%	3.5x

Notes:
1. Analysis is as of 6/30/11 filings
2. Data as of 6/30/11 SEC filings, where exact +100bps shock up scenario data was not provided PBCT interpolated based on data disclosed
3. Data as of 6/30/11 filings, where exact +200bps shock up scenario data was not provided PBCT interpolated based on data disclosed

People's United Financial, Inc.

22

New Peer Group

	Firm	Ticker	City	State
1	Associated	ASBC	Green Bay	WI
2	BancorpSouth	BXS	Tupelo	MS
3	City National	CYN	Los Angeles	CA
4	Comerica	CMA	Dallas	TX
5	Commerce	CBSH	Kansas City	MO
6	Cullen/Frost	CFR	San Antonio	TX
7	East West	EWBC	Pasadena	CA
8	First Niagara	FNFG	Buffalo	NY
9	FirstMerit	FMER	Akron	OH
10	Fulton	FULT	Lancaster	PA
11	Huntington	HBAN	Columbus	OH
12	M&T	MTB	Buffalo	NY
13	New York Community	NYB	Westbury	NY
14	Signature	SBNY	New York	NY
15	Susquehanna	SUSQ	Lititz	PA
16	Synovus	SNV	Columbus	GA
17	Valley National	VLY	Wayne	NJ
18	Webster	WBS	Waterbury	CT
19	Wintrust	WTFC	Lake Forest	IL
20	Zions	ZION	Salt Lake City	UT

23

People's United Financial, Inc.

For more information, investors may contact:

Peter Goulding, CFA

203-338-6799 peter.goulding@peoples.com